Additional Cash Flow Information - Summary of Net Change in Non-cash Operating Working Capital (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure Of Information About Additional Cash Flow Information [Abstract]
Trade and other receivables	$ 129,284	$ 145,432
Inventoried supplies	(305)	8,101
Prepaid expenses	9,827	12,125
Trade and other payables	3,651	(154,092)
Increase (decrease) in working capital	$ 142,457	$ 11,566